UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

GLOBAL GOLD ROYALTY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-251389	84-2834915
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 North Green Valley Pkwy, Suite 200

Henderson, NV 89074

(Address of principal executive offices, Zip Code)

(702) 354-8751

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company's Certifying Accountant

(a) On December 30, 2021, the Registrant dismissed Michael Gillespie & Associates as the Registrant’s independent accountant. Michael Gillespie & Associates’ audit report on the Registrant’s financial statements as of and for the fiscal years ended December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that such audit report did include an explanatory paragraph regarding the Company’s ability to continue as a going concern.

The decision to dismiss Michael Gillespie & Associates was approved by the Registrant’s Board of Directors.

During the Registrant's two most recent fiscal years, and any subsequent interim period preceding dismissal, there were no disagreements with Michael Gillespie & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Michael Gillespie & Associates, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Pursuant to Item 304(a)(3) of Regulation S-K, prior to this filing the Registrant provided Michael Gillespie & Associates with a copy of its disclosures on this Form 8-K, and requested Michael Gillespie & Associates to provide the Registrant with a letter addressed to the Commission indicating whether it agrees with the Registrant’s disclosures. As of deadline for filing this Form 8-K, Michael Gillespie & Associates did not respond to the request.

(b) On December 30, 2021, the Board of Directors approved the engagement of WWC as the Registrant’s independent accountant to audit its financial statements. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging WWC, neither the Registrant nor anyone acting on its behalf has consulted WWC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Michael Gillespie & Associates, PLLC - unavailable
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Gold Royalty, Inc.

Date: January 6, 2022	By:	/s/ Sam Kwok
	Name:	Sam Kwok
	Title:	Chief Executive Officer

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